UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 31, 2018

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place Suite 1450 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 6, 2018, GTT Communications, Inc. (the "Company" or "GTT") filed a Current Report on Form 8-K (the "Initial Form 8-K") reporting that on May 31, 2018, the Company completed the acquisition of all of the equity securities of Interoute Communications Holdings S.A. ("Interoute") from Emasan AG and Turbo Holdings Lux II Sarl (together with Emasan AG, the “Sellers”), pursuant to the previously announced Agreement for the Sale and Purchase of Interoute  (the “Purchase Agreement”), dated as of February 23, 2018, by and among the Company, the Sellers and GTT Americas, LLC, a wholly-owned subsidiary of the Company.

The Initial Form 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01 (b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The audited financial statements of Interoute as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017 are listed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.
The unaudited condensed consolidated interim financial statements of Interoute as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 are filed herewith as Exhibit 99.3 to this Amendment No. 1.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information (and related notes) of GTT, including the unaudited pro forma condensed combined balance sheet as of March 31, 2018, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and for the three months ended March 31, 2018, are filed herewith as Exhibit 99.5 to this Amendment No. 1.

(d) Exhibits

Exhibit No.	Description
99.1
The audited financial statements of Interoute as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017 (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed April 9, 2018)

99.2
Interoute's Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017 (incorporated by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed April 9, 2018)

99.3*	The unaudited condensed consolidated interim financial statements of Interoute as of March 31, 2018 and for the three months ended March 31, 2018 and 2017
99.4*	Interoute's Management's Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2018 and for the three months ended March 31, 2018 and 2017
99.5*	The unaudited pro forma condensed combined financial information (and related notes) of the Company as of and for the three months ended March 31, 2018 and for the year ended December 31, 2017
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 6, 2018	GTT COMMUNICATIONS, INC.

/s/ Michael T. Sicoli
Michael T. Sicoli
Chief Financial Officer

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